SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 MARCH 18, 2008

                     WORLDWATER & SOLAR TECHNOLOGIES CORP.
                     -------------------------------------

               (Exact Name of Registrant as specified in charter)

   Delaware                          0-16936                    33-0123045
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(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)                File Number)           Identification No.)


      200 Ludlow Drive, Ewing, New Jersey                      08638
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  (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:   609/ 818-0700

                                 not applicable
                                 --------------
       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

(a). On March 18, 2008, WorldWater & Solar Technologies Corp. (the "Company") issued a press release which announced the results of the Company's operations for the twelve months ended December 31, 2007. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b). On March 20, 2008, Quentin T. Kelly resigned as the Chief Executive Officer of the Company. Mr. Kelly will continue as the Company's chairman of the board of directors. It is also expected that Mr. Kelly will continue to provide services to the Company, and the board of directors directed the Company's compensation committee and new Chief Executive Officer to negotiate the terms for such continued services.

(c). On March 20, 2008, the board of directors appointed Frank W. Smith as the registrant's Chief Executive Officer. Dr. Smith, age 48, joined the Company as Chief Operating Officer in February 2007. He previously served as Vice President of Strategy and Business Development at EMCORE Corporation in 2006, where he identified target acquisitions, managed the due diligence process and provided strategic direction for the company. From 1999 to 2005, he served in various positions including Operations Director at JDS Uniphase, where he managed several business units, before which he was a Program Manager at Lockheed Martin. He also was a Manager at MIT's Lincoln Labs, has obtained five patents under his name and published nearly two dozen articles. Dr. Smith graduated with a B.S. in Engineering & Applied Science from Yale University and completed a Masters and Ph.D. in Electrical Engineering & Computer Science from MIT, with a minor in Business Administration from MIT's Sloan School of Business.

     The board of directors directed the Company's compensation committee on March 20, 2008 to review Dr. Smith's compensation package and to propose to the board any changes deemed appropriate by the compensation committee.

 (e). On March 18, 2008, the Company entered into an Executive Employment Agreement (the "Agreement") with Robert A. Gunther, the Company's Senior Vice President and General Counsel. The Agreement provides for a three term and an annual base salary of $200,000. Mr. Gunther will receive options to purchase 300,000 shares of the Company's common stock under the terms of the Company's 1999 Incentive Stock Option Plan (the "Plan"), subject to the approval of the Company's stockholders to an increase in the number of authorized shares of common stock in the Plan. Options to purchase 50,000 shares of common stock will vest on July 7, 2008 and the balance will vest in 30 equal monthly installments commencing August 2008 and continuing in each of the next 29 months. A copy of the Executive Employment Agreement is attached hereto as Exhibit 10.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

EXHIBIT
NO.          DESCRIPTION
--------------------------------------------------------------------------------

10.1 Executive Employment Agreement, dated March 18, 2008, by and between WorldWater & Solar Technologies Corp. and Robert A. Gunther.

99.1        Press release issued by the Company on March 18, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWATER & SOLAR TECHNOLOGIES CORP.

By:  /s/ Larry Crawford
-------------------------------------
Larry Crawford
Chief Financial Officer



Date:  March 24, 2008



                               INDEX TO EXHIBITS
                               -----------------

EXHIBIT
NO.          DESCRIPTION
-------------------------------------------------------------------------------

10.1 Executive Employment Agreement, dated March 18, 2008, by and between WorldWater & Solar Technologies Corp. and Robert A. Gunther.

99.1        Press release issued by the Company on March 18, 2008.

                                                                  EXHIBIT 10.1

                        EXECUTIVE EMPLOYMENT AGREEMENT


          THIS EXECUTIVE EMPLOYMENT AGREEMENT (the "AGREEMENT") is executed this 18th day of March, 2008, but is to be effective as of the 7th day of January , 2008 (the "EFFECTIVE DATE"), by and between WORLDWATER & SOLAR TECHNOLOGIES CORP., a Delaware corporation (the "COMPANY"), and ROBERT A . GUNTHER, residing at 104 Wynnedale Road, Narberth, PA 19072 ( "Executive").

                                   Background
                                   ----------
     The Company desires to obtain the services of the Executive as Senior Vice President and General Counsel, and the Executive is willing to render such services, in accordance with the terms hereinafter set forth.

     The Company, by appropriate action, has authorized the employment of the Executive as provided for in this Agreement.

     NOW      THEREFORE,  in  consideration  of the respective agreements of the parties  contained  herein,  it  is  agreed  as  follows:

     Term.  The  initial  term  (the  "INITIAL  TERM")  of  this Agreement shall
     ----
commence as of the effective date hereof and shall terminate on JANUARY 6, 2011. Unless terminated as hereinafter provided, this Agreement shall continue from month to month (each such period, a "RENEWAL TERM") on the same terms and conditions as in the Initial Term, subject to adjustments as herein provided (the "EMPLOYMENT TERM").

Employment.  The Executive will be employed as Senior Vice President and General
-----------
Counsel of the Company and will perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar executive capacity, and as directed by the Company. Excluding periods of a vacation and sick leave to which the Executive is entitled, the Executive agrees during the Employment Term to devote substantially all of his business time to the legal affairs of the Company and to the duties and responsibilities assigned to the Executive hereunder by the Company. The Executive may (i) serve on civic or charitable boards or committees; and (ii) manage personal investments and non-competing family businesses; so long as any such activities do not interfere with the performance of the Executive's responsibilities hereunder. Executive shall use his best efforts to discharge the responsibilities of his office and position as set forth herein.

3.  Compensation. The Company agrees to pay or cause to be paid to the Executive
    ------------
during the Employment Term a base salary at the initial rate of Sixteen Thousand Six Hundred Sixty-Six and 67/100 ($16,666.67) per month (i.e., $200,000.00 per annum) (hereinafter referred to as the "BASE SALARY"). Such Base Salary shall be payable in accordance with the Company's standard payroll schedule. Such rate of salary, or increased rate of salary, as the case may be, shall be reviewed at least annually by the Company.

     The  Company  hereby  grants  to  Executive,  subject  to the terms of this
Section 3(b) and the terms of the Company's 1999 Incentive Stock Option Plan (the "PLAN"), options to purchase 300,000 shares of the Company's common stock under the terms of the Plan (the "OPTIONS"). Executive acknowledges that the Plan presently does not have sufficient shares to issue the Options, that an increase in the number of authorized shares in the Plan has been approved by the Board of Directors and that the issue of an increase in the number of authorized shares in the Plan will be a subject for stockholder approval at the next stockholder's meeting. Upon approval of the increase in the number of authorized shares in the Plan by the Company's stockholders, the Options will be issued based on the closing bid price of the Company's common stock on the date of issuance. The Options will become fully vested as follows: (i) Options to purchase 50,000 shares of the Company's common stock will vest on July 7, 2008; and (ii) the balance of the Options will vest in 30 equal monthly installments commencing August 7, 2008 and continuing on the 7th day of the immediately following 29 months; provided, however, that the vesting of the Options to Executive hereunder is conditioned upon the continuous employment of Executive by the Company through the date on which an installment of Options vests. Upon termination of Executive's employment other than for Cause (as defined in Section 8 below), Executive may exercise the Options during the 90 day period following termination of employment; all unexercised Options will be terminated after such 90 day period. All unexercised Options will immediately terminate upon the termination of Executive's employment for Cause.

     Notwithstanding the provisions of Section 3(b) above, the issuance of Options to Executive hereunder will be accelerated and payable to Executive in full upon a Change of Control. For the purposes of this Agreement, the term "CHANGE OF CONTROL" will mean:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, the "Exchange Act") (each referred to as a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (a) the then outstanding shares of common stock of the Company (the "OUTSTANDING COMPANY COMMON STOCK") or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Company, (x) any acquisition by the Company, (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (a), (b) and (c) of subsection (iii) of this Section 3(c); or

(ii) Individuals who, as of the date hereof, constitute the Board (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "BUSINESS COMBINATION"), in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, for such Business Combination; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
4.  Employee  Benefits.  The  Executive  shall be entitled to participate in all
    ------------------
employee benefit plans, practices and programs maintained by the Company and made available to employees generally including, without limitation, all pension, retirement, profit sharing, savings, medical, hospitalization, disability, dental, life or travel accident insurance benefit plans. The Executive's participation in such plans, practices and programs shall be on the same basis and terms as are applicable to employees of the Company generally. Executive will be entitled to three weeks vacation per year, no more than two of which may be taken consecutively without the consent of the Company's Chief Executive Officer. In addition, Executive shall receive a monthly car allowance of $700.00, to cover the Executive's operation and insurance of an automobile for business purposes.

5.  Executive  Benefits.  The  Executive shall be entitled to participate in all
    -------------------
executive  benefit  or  incentive  compensation  plans  now  maintained   or
hereafter established by the Company for the purpose of providing compensation and/or benefits to executives of the Company and any supplemental retirement, salary continuation, stock option, deferred compensation, supplemental medical or life insurance or other bonus or incentive compensation plans. Unless otherwise provided herein, the Executive's participation in such plans shall be on the same basis and terms as other similarly situated executives of the Company. No additional compensation provided under any of such plans shall be deemed to modify or otherwise affect the terms of this Agreement or any of the Executive's entitlements hereunder.

6.  Reimbursement  of Expenses.  The Executive is  authorized to  incur expenses
    --------------------------
reasonably necessary (consistent with a policy to be established by the Company) to carry out his duties under this Agreement including, without limitation, the cost of continuing professional education courses. The Company will reimburse the Executive for all such expenses upon receipt of an itemized account of such expenditures, which shall be in accordance with the usual practices of the Company and in accordance with the annual budget prepared from time to time by the Company.

7.  Termination  of Employment.  In the event the Company terminates Executive's
    --------------------------
employment without Cause (as defined below), or in the event the Company relocates more than sixty (60) miles from Narberth, Pennsylvania or in the event of the death of the Executive or if the Executive is permanently disabled or incapacitated and as a result thereof is and continues to be for a period of ninety (90) days unable to perform his duties hereunder as determined by mutual agreement of the Executive and the Company but if no such agreement is reached, as determined; (a) by a mutually selected Person who is an expert in the type of disability claimed whose determination shall be final and binding; or (b) if no such Person is selected, by an arbitrator selected pursuant to the commercial arbitration rules of the American Arbitration Association, the Executive or, in the event of the Executive's death, the Executive's estate, shall be entitled to receive the following amounts earned or accrued hereunder through the date of termination (the "TERMINATION DATE"), but not paid as of the Termination Date
(collectively,   "ACCRUED  COMPENSATION"):

(i) (a) Base Salary (reduced by the amount of payments received by Executive pursuant to the Company's disability insurance program, if any), and (b) an additional amount equal to Base Salary for the greater of the period remaining under the then current three year term or six months;

(ii) reimbursement for any and all monies advanced or expenses incurred in connection with the Executive's employment for reasonable and necessary expenses incurred by the Executive on behalf of the Company for the period ending on the Termination Date;

(iii)     accrued  and  unpaid  vacation  pay;

(iv) any bonuses or incentive compensation earned through the Termination Date, or to which Executive is entitled in connection with his employment through the Termination Date;

(v) any previous compensation which the Executive has previously deferred (including any interest earned or credited thereon, and any bonus or incentive payments earned under the terms of Sections 4 and 5 of this Agreement which amounts will be payable upon the payment to other participants in the bonus or incentive plan).

8.     Termination  for  Cause  or  Voluntary  Termination.
       ---------------------------------------------------
     (a) If Executive's employment is terminated by the Company for Cause (as herein defined), the Executive shall be entitled to receive Accrued Compensation, other than the amounts described in Sections 7(i)(b) and 7(iii), and all other obligations of the Company under this Agreement shall cease.

     (b) If Executive voluntarily terminates his employment with the Company, the Executive shall be entitled to receive Accrued Compensation, other than the amounts described in Sections 7(i)(b), and all other obligations of the Company under this Agreement shall cease.

     (c) For purposes of this Agreement, the term "Cause" shall mean that the Executive shall have: (i) committed any act of fraud, embezzlement or theft in connection with his duties hereunder, (ii) committed any intentional act that has a material adverse impact on the Company or its affiliates, (iii) engaged in any gross misconduct, or (iv) breached in any material respect the material provisions of paragraph 9 or 10 of this Agreement.

9.     Non-Competition;  Confidentiality.
       ---------------------------------

(a) In the event Executive is terminated for Cause or Executive voluntarily terminates this Agreement, for a period expiring two (2) years after the termination of this Agreement, Executive shall not engage in any of the following activities:

 (i)  Solicit  Employees.  Solicit  to employ any employee of the Company or any
      ------------------
affiliate  thereof  while  such  Person  is  employed  by  any  of  them;

(ii)  Interfere  with  Contracts.  Either  on  its  own account or for any other
      --------------------------
Person, solicit, induce, attempt to induce with, or endeavor to cause any Person (including without limitation any broker, customer, governmental authority, subcontractor, or supplier) to modify, amend, terminate, or otherwise alter any contract or arrangement that such Person has with the Company or any affiliate thereof with respect to the business of the Company; and

For a period expiring two (2) years after the termination of Executive's employment with the Company, for any reason, Executive agrees to keep confidential any and all confidential and non-public Company documents, trade secrets and other information including, but not limited to, patent work, engineering drawings, product designs, research and development results, client lists, pricing strategy, product cost data, proprietary technical information, corporate policies and procedures, and corporate marketing and financial plans and strategies. In the event of the termination of Executive's employment for any reason, Executive shall promptly return all documents and all other Company property in Executive's possession related to any of the items described in this paragraph.

If  a  court  of  competent  jurisdiction determines that the provisions of this
Section 9 are partially or wholly inoperative, invalid or unenforceable in a particular case because of their duration, geographical scope, restricted activity, or other parameter, such court may reform such duration, geographical scope, restricted activity or other parameter with respect to such case to permit enforcement of such reformed provision to the greatest extent allowable.

10.       Company  Property.  Executive  agrees  that  any  and all  development
          -----------------
techniques or other products or processes relating to the Company's business which the Executive may create, make, discover, introduce or invent while retained by the Company hereunder, shall belong to and be the sole property of the Company. Executive agrees promptly and fully to disclose the same to the Company and to assign all rights thereto to the Company immediately.

11.  Injunctive  Relief.  The  Executive  agrees  that the remedy at law for any
-----------------------
breach of the provisions of Sections 9 and 10 hereof will be inadequate and that the Company shall be entitled to injunctive relief in addition to any other remedy it may have.

12.  Survival.  The  parties  hereby agree that the provisions of Sections 6, 7,
-------------
8,9, 10 and 11 hereof and of this Section 12 shall survive the termination of this Agreement.

Any compensation, bonuses and benefits that have been earned prior to the termination date of this Agreement in accordance with the provision of this Agreement or any compensation or benefit plan shall be payable or provided thereafter in accordance with the original terms for payment of such compensation or bonus or provision of such benefits in accordance with the provision of this Agreement or any such compensation or benefit plan.

13.  Successors  and  Assigns.
-----------------------------

     (a) This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns and the Company shall require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The term "COMPANY" as used herein shall include such successors and assigns. The term "SUCCESSORS AND ASSIGNS" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Company (including this Agreement) whether by operation of law or otherwise.

      (b) Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Executive, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal personal representative.

14.  Notice.  For  the  purposes  of  this  Agreement,  notices  and  all  other
     ------
communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

15.  Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit
     -------------------------
the Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its subsidiaries and for which the Executive may qualify, nor shall anything herein limit or reduce such rights as the Executive may have under any other agreements with the Company or any of its subsidiaries. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan or program of the Company or any of its subsidiaries shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

16.  Miscellaneous.  No  provision  of this Agreement may be modified, waived or
     -------------
discharged unless such wavier, modification or discharge is agreed to in writing and signed by the Executive and the Company after authorization of the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representation, oral or otherwise, express or implied, with respect to the subject matter hereof has been made by either party which is not expressly set forth in this Agreement.

17.  Person. For purposes of this Agreement, "Person" shall mean any individual,
     ------
partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative or association or any foreign trust or foreign business organization, and the heirs, executors, administrators, legal representatives, successors, and assigns of such Person where the context so permits or requires.

18.  Governing  Law.  This  Agreement  shall  be  governed  by and construed and
     --------------
enforced in accordance with the law of the State of New Jersey without giving effect to the conflict of law principles thereof.

19. Severability. The provisions of this Agreement shall be deemed severable and
    ------------
the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

20.  Entire  Agreement.  This Agreement constitutes the entire agreement between
     -----------------
the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof, including, without limitation, any agreement between the Company and Executive, verbal or written, which is hereby terminated in its entirety.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Executive has executed this Agreement as of the day and year first above written.



/s/ Robert A. Gunther
---------------------

Robert A. Gunther


WORLDWATER & SOLAR

TECHNOLOGIES CORP.

By:   /s/ Quentin T. Kelly
    --------------------------
     Quentin T. Kelly
     Chairman & CEO

                                                                    EXHIBIT 99.1



[WORLDWATER & SOLAR TECHNOLOGIES CORP. LOGO]
                            [GRAPHIC OMITED]
----------------------------------------------


                                         FOR RELEASE ON 3/18/08 AT 3:01 A.M. EDT
                                         ---------------------------------------



                   WORLDWATER & SOLAR TECHNOLOGIES ANNOUNCES
                             FOURTH QUARTER RESULTS

                Reports Record Annual Revenue of $18.5 Million;
                 Strong Balance Sheet to Support Growth in 2008


EWING,  N.J.  -  March 18, 2008 - WorldWater & Solar Technologies Corp. (OTC BB:
WWAT.OB), developer and marketer of proprietary high-horsepower solar systems, today announced results for the fourth quarter and twelve months ended December 31, 2007.

Revenue for the fourth quarter was $10.9 million, compared with $7.1 million reported in the fourth quarter of 2006 and $4.4 million in the third quarter of 2007. The increase in revenue was due primarily to the addition of several large contracts, including the Fresno Yosemite Airport. Some projects, however, including the Denver International Airport, were delayed due to logistical issues related to permitting and client finalization. Gross profit for the quarter was $0.6 million, versus $0.9 million in the prior-year period. Gross profit, and gross margins, were impacted by contract timing and startup costs tied to certain large projects currently underway.
The Company's net loss attributable to common shareholders for the fourth quarter of 2007 was $5.7 million, or $(0.03) per share, compared to a loss of $6.5 million, or $(0.04) per share, in the fourth quarter of 2006.
The 2007 fourth quarter reflects additional investments in R&D, marketing, and operations to support WorldWater's strategic growth initiatives.

For the twelve months ended December 31, 2007, WorldWater reported revenue of $18.5 million, compared with $17.3 million in 2006. Gross profit for the year was $1.7 million, versus $2.7 million in 2006. The net loss attributable to common shareholders for 2007 was $14.4 million, or $(0.09) per share, compared to a loss of $15.1 million, or $(0.11) per share, last year. In total, the Company installed 2.6 megawatts in 2007, versus 2.4 megawatts in 2006 and 275 kilowatts in 2005.

"2007 was, as expected, a pivotal year for WorldWater & Solar Technologies," said Chairman Quentin T. Kelly. "We recorded our highest revenue ever - $18.5 million - and won some very large contracts, including innovative solar installations for the Denver International Airport and Fresno Yosemite Airport. In addition, we expanded our offices, hired critical staff, and signed letters of intent for a number of next-generation solar farms in Europe.

"More recently, since the start of 2008, we have seen several important events take place. We closed the acquisition of ENTECH, raised $35 million in funds from the Quercus Trust, and added key members to our Board of Directors - including David Gelbaum, the highly-regarded head of Quercus. These achievements bolster the company's long-term growth outlook and solidify our leadership position in large, complex solar solutions. We now have ample funds to complete our 50 MW production line for ENTECH modules in Texas, and we hope to have this operation up and running in the next few quarters.

"We are also now in the process of finalizing many projects previously announced, while actively bidding on a plethora of new opportunities in the placecountry-regionU.S. and abroad. We are seeing a significant number of projects that can leverage our ENTECH technology, and we anticipate these contracts will accelerate growth later this year. As for our already-announced letters of intent in Italy and Spain, we continue to wait for certain legislative issues to be resolved before the contracts can be concluded. In Italy, our 3.25 megawatt farm is moving forward but has seen delays tied to new legal requirements regarding photovoltaic applications. Likewise, in Spain, our projects - both the 3 MW solar farm in Aragon and the initial 10 MW one in Lorca
- still await a decision by the Spanish Government on the exact incentive scheme (feed-in tariff) for solar power. As previously disclosed, the current feed-in tariff of 44 Euro cents per kilowatt hour is set to expire at the end of September, and the new government is now determining the feed-in tariff values going forward. While we cannot estimate the exact timing for the new tariff determination, which is out of our control, we remain optimistic that progress with our projects can soon be made, particularly given our representation in Spain and Italy and the overall strong support for alternative energy generation in Europe. WorldWater is strongly positioned for any contracts with our cost-efficient, ENTECH technology, whether or not the incentives are changed.

"In the meantime, we continue to bid on a record number of RFPs. With our recent capital infusion from the Quercus Trust and completion of the ENTECH acquisition, WorldWater enters 2008 better prepared than ever to take advantage of the many opportunities available to us. Given the many variables affecting our industry, however, we have determined that providing guidance is, for the time being, impractical. Whether the projects be small, like the sale of 12 Mobile MaxPure units destined for use by farmers in country-regionplaceIraq, or large projects such as complete energy systems for airports and solar farms, it is commonplace for governments and commercial enterprises to face interruptions or delays that have nothing to do with our products, technology, or service.

"We are very excited about the future for the company, both in 2008 and beyond. We appreciate our shareholders' commitment and patience. With our extensive pipeline of projects, cutting-edge technology, and dedicated staff, we expect the coming years to provide long-term, attractive returns for our investors."

ABOUT  WORLDWATER  &  SOLAR  TECHNOLOGIES  CORP:
WorldWater & Solar Technologies Corporation is a full-service, international solar electric engineering and water management company with unique, high-powered and patented solar technology that provides solutions to a broad spectrum of the world's electricity and water supply problems. For more information about WorldWater & Solar Technologies Corp., visit the website at www.worldwater.com.
------------------

FORWARD  LOOKING  STATEMENTS:
Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-KSB and its quarterly reports on Form 10-QSB both as filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.
                                      ###
                        WORLDWATER & SOLAR TECHNOLOGIES CONTACT: Jessie Sullivan
                                                         (609) 818-0700  ext. 20
                                                        JSullivan@worldwater.com

                                                     PRESS CONTACT:  Amy Copeman
                                                          (609) 818-0700 ext. 58
                                                         ACopeman@worldwater.com

                                        INVESTOR RELATIONS CONTACT:  Chris Witty
                                                                  (646) 438-9385
                                                             cwitty@darrowir.com
                                                             -------------------

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